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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): September 12, 1997
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                             Total Control Products, Inc.
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                (Exact name of registrant as specified in its charter)



         Illinois                    333-18539                  36-3209178
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(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File number)            Identification No.)



2001 North Janice Avenue
Melrose Park, Illinois                                       60160
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (708) 345-5500
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                   -----------------------------------------------------------
                   Former name or former address, if changed since last report

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Item 5.  OTHER EVENTS.
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    On September 12, 1997, Total Control Products, Inc. (the "Registrant")
entered into an Original Equipment Manufacturer's Purchase Agreement (the "Agreement"), dated as of April 1, 1997, with Digital Electronics Corporation ("Digital"), Moritani America, Inc. and Inde Electronics, Inc. The Agreement modifies the terms of the Original Equipment Manufacturer's Purchase Agreement among the same parties dated January 1, 1991. A copy of the Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

    Pursuant to the Agreement, Digital, Registrant's principal hardware supplier, agreed to supply to Registrant certain computer hardware products as referenced on Attachment A attached to the Agreement, for market and sale on an exclusive basis in North and South America. The Agreement extends the arrangement between Registrant and Digital until January 31, 2005.

    A copy of the press release of the Registrant, dated September 29, 1997, is attached hereto as Exhibit 10.2 and is hereby incorporated by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)  Exhibits

         10.1 Original Equipment Manufacturer's Purchase Agreement dated as of April 1, 1997, by and among Total Control Products, Inc., Digital Electronics Corporation, Moritani America, Inc. and
              Inde Electronics, Inc.

         10.2 Press Release dated September 29, 1997.

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 29, 1997         TOTAL CONTROL PRODUCTS, INC.


                                  By: /s/Nic Gihl
                                     -----------------------------------------
                                         Name: Nic Gihl
                                         Title:  President, Chief Executive
                                                 Officer and Chairman

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                                        INDEX



EXHIBIT
NUMBER   DESCRIPTION OF DOCUMENT
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10.1     Original Equipment Manufacturer's Purchase Agreement dated as of
         April 1, 1997, by and among Total Control Products, Inc., Digital Electronics Corporation, Moritani America, Inc. and Inde Electronics, Inc.

10.2     Press Release of the Registrant dated September 29, 1997.